AMERICAN DIGITAL COMMUNICATIONS, INC.
                           745 Fifth Avenue, Suite 900
                            New York, New York 10151

              -----------------------------------------------------

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

              -----------------------------------------------------


         The Annual Meeting of Shareholders (the "Meeting") of American Digital Communications, Inc., a Wyoming corporation (the "Company"), will be held on Wednesday, August 25, 1999 at 10:00 a.m., New York City time, at The St. Regis Hotel, Fifth Avenue at 55th Street, New York, New York, for the following purposes:

         1. To elect seven (7) directors, each to hold office until the Annual Meeting of Shareholders in 2000 and until their respective successors are duly elected and qualified;

         2. To ratify the appointment of Pannell Kerr Forster PC as the Company's independent public auditors for the Company's fiscal year ending February 28, 2000;

         3. To act upon a proposal to change the name of the Company to TrackPower, Inc.; and

         4. To transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on July 19, 1999 as the record date for annual meeting. Only shareholders of record at that time are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the meeting.

         The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting.

                                             By Order of the Board of Directors,

July 23, 1999                                Carrie J. Weiler
                                             Secretary

                      AMERICAN DIGITAL COMMUNICATIONS, INC.
                           745 Fifth Avenue, Suite 900
                            New York, New York 10151


              -----------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 25, 1999
              -----------------------------------------------------


                                  INTRODUCTION


This Proxy Statement is being furnished to shareholders by the Board of Directors of American Digital Communications, Inc., a Wyoming corporation (the "Company"), in connection with the solicitation of the accompanying form of proxy (each a "Proxy" and collectively, "Proxies") for use at the Company's Annual Meeting of Shareholders (the "Meeting") which is scheduled to be held at The St. Regis Hotel, Fifth Avenue at 55th Street, New York, New York at 10:00 a.m., New York City time, for the purposes set forth in the foregoing Notice of 1999 Annual Meeting of Shareholders (the "Notice") or any adjournment thereof.

The mailing address of the principal executive offices of the Company is 745 Fifth Avenue, Suite 900, New York, New York 10151. This Proxy Statement and the accompanying Proxy and the Annual Report to Shareholders, containing financial statements of the Company as of February 28, 1999, and for the year then ended, will first be sent or given to shareholders on or about July 23, 1999. The information contained in the Annual Report to Shareholders is incorporated by reference herein.

A list of Shareholders entitled to vote at the Meeting will be available for examination by Shareholders during ordinary business hours beginning on July 26, 1999 at the executive offices of the Company. A Shareholder list will also be available for examination at the Meeting.

                    VOTING SECURITIES AND SECURITY OWNERSHIP


Record Date and Voting Securities

At the close of business on July 19, 1999, the record date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), there were outstanding 27,911,578 shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock"). Holders of Common Stock have one vote per share on each matter to be acted upon. Only holders of Common Stock (the "Shareholders") of record at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment thereof. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Meeting and any adjournment or postponement thereof, with no cumulative voting. The presence, in person or by proxy, of Shareholders entitled to cast at least a majority of the votes that all Shareholders are entitled to cast at the Meeting shall constitute a quorum for the Meeting.

Voting of Proxies

Shares of Common Stock represent by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the directions contained therein. If no direction is given in the Proxy, the shares of Common Stock represented thereby will be voted: (i) FOR the election of each of the seven (7) nominees of the Board of Directors in the election of directors; (ii) FOR the ratification of the appointment of Pannell Kerr Forster PC as independent public auditors for the Company's fiscal year ending February 28, 2000, and (iii) in the discretion of the proxies named on the Proxy card with respect to any other matter properly brought before the Meeting other than the proposal to change the name of the Company.

The Company's Board of Directors has unanimously voted to recommend (i) the nominees for election to the Board of Directors listed below under the caption "Election of Directors", (ii) the ratification of the appointment of Pannell Kerr Forster PC as the independent public auditors for the Company for the fiscal year ending February 28, 2000, and (iii) the change of the Company's name to TrackPower, Inc.

The execution of a Proxy will in no way affect a Shareholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a Shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented before the Meeting, or if the Shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and nominee "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but have not been voted.

The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. Broker non-votes result when brokers are precluded from exercising their discretion on certain types of proposals. Brokers have discretionary authority to vote on the election of directors, the ratification of the appointment of Pannell Kerr Forster PC and the proposal to change the name of the Company. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which authority to vote is withheld from the broker.

The election of each nominee for director requires a plurality of votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. The affirmative vote of a majority of the votes cast is required for the ratification of the appointment of the independent public auditors and for the approval of the proposal to change the name of the Company. On these matters, abstentions will have the same effect as a negative vote. Because broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, broker non-votes will have no effect on the outcome of this matter.

As of the Record Date, members of the Board of Directors and certain officers of the Company held an aggregate of 6,319,928 shares of Common Stock, representing 22.6% of the Company's issued and outstanding Common Stock. Each of these Shareholders has indicated that they intend to vote in favor of each of the proposals discussed above.

The Company will appoint an inspector to act at the Meeting who will: (1) ascertain the number of shares outstanding; (2) determine the shares represented at the Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and
(5) certify his or her determination of the number of shares represented at the Meeting and his or her count of all votes and ballots.

Solicitation of Proxies

Following the original mailing of proxy solicitation material, executive or other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock. Although it has entered into no formal agreements to do so, the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The tables below sets forth certain information as of June 29, 1999 regarding the beneficial ownership, as defined in regulations of the Securities and Exchange Commission, of Common Stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee for director of the Company and each executive officer of the Company named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Unless otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table below was furnished by the persons listed.

Security Ownership of Certain Beneficial Owners


============================================== =========================================== =========================

             Name and Address of                           Amount and Nature                       Percent
              Beneficial Owner                               of Beneficial                     of Common Stock
                                                               Ownership
============================================== =========================================== =========================

Simmonds Capital Limited (1)                                  7,377,558 (1)                      23.4% (1)
580 Granite Court
Pickering, Ontario Canada
L1W 3Z4
============================================== =========================================== =========================

John G. Simmonds                                              1,965,422 (3)                        7.0% (2)
580 Granite Court
Pickering, Ontario L1W 3Z4
============================================== =========================================== =========================


 (1) Simmonds Capital Limited ("SCL"), owns an aggregate of 3,727,558 shares of common stock of ADC, representing 13.4% of the aggregate shares of common stock of ADC outstanding. See footnote 3 under Security Ownership of Management. In addition, SCL owns (i) 1,000,000 shares of preferred stock of the Company, which are convertible into an aggregate of 1,000,000 shares of common stock of the Company, and (ii) warrants to purchase 1,250,000 shares, of the common stock of the Company at an exercise prices of $2.00, and 1,200,000 shares of the common stock of the Company at an exercise price of $2.50; (iii) $250,000 of debentures convertible into 200,000 shares of common stock of the Company; assuming the conversion of such preferred stock, "debenture" and the exercise of such warrants, SCL owns 23.4% of the outstanding common stock of ADC.

        This does not include any securities of the Company owned by certain directors and/or officers of SCL who are also directors and/or officers of the Company.

(2)      Based on 27,911,578 shares outstanding at June 29, 1999.

(3) Includes 800,000 options to purchase ADC common stock from SCL, also shown in footnote 1 above.

Security Ownership of Management

        The following table sets forth the beneficial ownership of Common Stock of the Company as of June 29, 1999, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group:


================================= ============================== ====================

      Name and Address of               Amount and Nature              Percent
        Beneficial Owner                  of Beneficial          of Common Stock (2)
                                          Ownership (1)
================================= ============================== ====================

John G. Simmonds (3)(8)                     1,965,422                   7.0%
580 Granite Court
Pickering, Ontario, Canada  L1W
324
================================= ============================== ====================
Kenneth J. Adelberg (4)                      924,195                    3.3%
1001 Sussex Blvd.
Broomall, Pennsylvania  29008
================================= ============================== ====================
Charles Cernansky (5)                        394,625                    1.4%
WestCap Partners, Inc.
745 Fifth Avenue
New York, New York  10151
================================= ============================== ====================
J. Harry Dunstan (6)(8)                     1,076,936                   3.8%
6 Damascus Drive
Caledon East, Ontario Canada
LON 1E0
================================= ============================== ====================
Ian Macdonald (7)                            858,750                     3.1%
TriCapital Management Limited
36 Toronto Street
Toronto, Ontario, Canada M5C 164
================================= ============================== ====================
All Executive Officers and                  6,319,928                   22.6%
Directors as a group, including
those named above (9 persons)
(8)
================================= ============================== ====================


(1) Except as otherwise indicated below, each named person has voting and investment power with respect to the securities owned by such persons.

(2)     Based on 27,911,578 shares outstanding at June 29, 1999.

(3) Represents (a) 120,191 shares of the Company's common stock (b) 250,000 options to acquire the Company's common stock granted under the Stock Option Plan effective

        September 8, 1997, at an exercise price of $.40 per share, all of which are fully exercisable; (c) 250,000 options to acquire the Company's common stock granted under the Stock Option Plan effective March 18, 1999, at an exercise price of $.15 per share, all of which are fully exercisable (d) 400,000 options to acquire the Company's common stock granted by SCL on January 12, 1998 at an exercise price of $.01 per share, all of which are currently exercisable, subject to certain conditions regarding the minimum trading price of the Company's stock for a specified period; (e) 400,000 options to acquire the Company's common stock granted by SCL on January 28, 1998 at an exercise price of $.25 per share, all of which are currently exercisable, subject to certain conditions regarding the minimum trading price of the Company's stock for a specified period; (f) 7,500 warrants to purchase the Company's common stock at an exercise price of $.30 per share issued on April 17, 1998, all of which are currently exercisable; (g) 40,473 warrants to purchase the Company's common stock at an exercise price of $.15 per share issued on March 31, 1999, all of which are currently exercisable; (h) $125,000 of the Company's convertible debenture convertible into 100,000 shares of the Company's common stock issued on June 10,1999 ; (i) 100,000 warrants to purchase the Company's common stock at an exercise price of $2.50 issued upon conversion of the Company's convertible debenture described in (i) ; (j) 99,285 shares of the Company's common stock owned by Mr. Simmonds' wife; (k) 7,500 warrants to purchase the Company's common stock at any exercise price of $.30 per share issued on April 17, 1998 owned by Mr. Simmonds' wife; (l) 40,473 warrants to purchase the Company's common stock at an exercise price of $.15 issued on March 31, 1999 owned by Mr. Simmonds' wife; (m) $62,500 of the Company's convertible debenture convertible into 50,000 shares of the Company's common stock issued on June 10, 1999 owned by Mr. Simmonds' wife; (n) 50,000 warrants to purchase the Company's common stock at an exercise price of $2.50 issued upon conversion of the Company's convertible debenture described in (m) owned by Mr. Simmonds' wife; and (o) 50,000 shares of the Company's common stock held in trust by Mr. Simmonds' wife for Mr. Simmonds' son Jack Simmonds.

(4) Represents (a) 414,285 shares of the Company's common stock; (b) options to acquire 250,000 shares of the Company's common stock granted under the Stock Option Plan on March 18, 1999 at an exercise price of $.15 per share, all of which are fully exercisable; (c) 25,000 warrants to purchase the Company's common stock at an exercise price of $.30 per share issued on April 17, 1998, all of which are currently exercisable;
        (d) 134,910 warrants to purchase the Company's common stock at an exercise price of $.15 per share issued on March 31, 1999, all of which are currently exercisable; (e) $62,500 of the Company's convertible debenture convertible into 50,000 shares of the Company's common stock issued on June 10, 1999 ; and (f) 50,000 warrants to purchase the Company's common stock at an exercise price of $2.50 issued upon conversion of the Company's convertible debenture described in (e).

(5) Represents (a) 17,625 shares of the Company's common stock owned by an affiliate; and (b) 15,000 warrants owned by an affiliate to purchase the Company's common stock at an exercise price of $.30 per share issued on April 17, 1998, all of which are currently exercisable; (c) 350,000 options to acquire the Company's common stock granted under the Stock Option Plan effective March 18, 1999, at an exercise price of $.15, all of which are fully exercisable; (d) $7,500 of the Company's convertible debenture, owned by an affiliate, convertible into 6,000 shares of the Company's common stock issued on June 10, 1999 ; (e) 6,000 warrants to purchase the Company's common stock at an exercise price of $2.50 issued upon conversion of the Company's convertible debenture described in (f). .

(6) Represents (a) 200,000 options to acquire the Company's common stock granted under the Stock Option Plan effective September 8, 1997, at an exercise price of $.40 per share, all of which are fully exercisable;
        (b) 250,000 options to acquire the Company's common stock granted under the Stock Option Plan effective March 18, 1999, at an exercise price of $.15 per share, all of which are fully exercisable; (c) 200,000 options to acquire the Company's common stock granted by SCL on January 12, 1998 at an exercise price of $.01 per share, all of which are currently exercisable, subject to certain conditions regarding the minimum trading price of the Company's stock for a specified period; (d) 200,000 options to acquire the Company's common stock granted by SCL on January 28, 1998 at an exercise price of $.25 per share, all of which are currently exercisable, subject to certain conditions regarding the minimum trading price of the Company's stock for a specified period; (e) 17,500 warrants to purchase the Company's common stock at an exercise price of $.30 per share issued on April 17, 1998, all of which are currently exercisable;
        (f) 114,999 shares of the Company's common stock; (g) 94,437 warrants to purchase the Company's common stock at an exercise price of $.15 per share issued on March 31, 1999, all of which are currently exercisable.

(7) Represents (a) options to acquire 250,000 shares of the Company's common stock granted under the Stock Option Plan on March 18, 1999 at an exercise price of $.15 per share, all of which are fully exercisable;
        (b) 50,000 warrants owned by an affiliate to purchase the Company's common stock at an exercise price of $.30 per share issued on April 17, 1998, all of which are currently exercisable; (c) 300,000 shares of the Company's common stock; (d) 58,750 shares of the Company's common stock owned by an affiliate; (e) $125,000 of the Company's convertible debenture convertible into 100,000 shares of the Company's common stock issued on June 10, 1999 ; (f) 100,000 warrants to purchase the Company's common stock at an exercise price of $2.50 issued upon conversion of the Company's convertible debenture described in (e) .

(8) Does not include securities owned by SCL, other than with respect to options to purchase the Company's stock granted by SCL, as described above. The relationship of such person to SCL is described below under "Certain Relationships and Related Transactions."


                             EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended February 28, 1999, February 28, 1998 and February 28, 1997 of those persons who were, during all or part of the fiscal year ended February 28, 1998, the chief executive officer. No other executive officers of the Company received compensation in excess of $100,000 in fiscal year ended February 28, 1999.


============================ ================================================= ======================================

                                                                                      Long Term Compensation
                                       Annual Compensation
                                       -------------------                     ------------------------ -------------

                                                                                       Awards             Payouts
                             -------- ------------ ----------- --------------- ------------ ----------- -------------

    Name and Principal        Year      Salary       Bonus         Other       Restricted                   LTIP
         Position                                                  Annual         Stock      Options/     Payouts
                                                                Compensation     Awards      SARs(#)
---------------------------- -------- ------------ ----------- --------------- ------------ ----------- -------------

John G. Simmonds,            1999     (1)          (1)              (1)           None      250,000         None
Chairman of the Board,       1998     (1)          (1)              (1)            N/A      250,000         N/A
Chief Executive Officer      1997     N/A          N/A              N/A            N/A      N/A             N/A
and President
---------------------------- -------- ------------ ----------- --------------- ------------ ----------- -------------
Gary N. Hokkanen,            1999     (1)          (1)              (1)           None      100,000         None
                             1998     (1)          (1)              (1)            N/A      100,000         N/A
Chief Financial Officer      1997     N/A          N/A              N/A            N/A      N/A             N/A
---------------------------- -------- ------------ ----------- --------------- ------------ ----------- -------------
Carrie J. Weiler,
Vice President and           1999     (1)          (1)              (1)           None      200,000         None
Corporate Secretary          1998     (1)          (1)              (1)            N/A      100,000         N/A
                             1997     N/A          N/A              N/A            N/A      N/A             N/A
---------------------------- -------- ------------ ----------- --------------- ------------ ----------- -------------


(1) In connection with the acquisition of certain assets of SCL in January 1998, the Company agreed to pay to SCL an aggregate of $25,000 per month commencing February 1998 and terminating at the end of July 1999, for the services of Mr. Simmonds, Mr. Dunstan, Ms. Weiler and Mr. Hokkanen.

        The Company has no long-term incentive plan.

Option Grants Table for Fiscal 1999

         The following table sets forth information concerning stock option grants made during the fiscal year ended February 28, 1999 under the Company's 1993 Compensatory Stock Option Plan (the "Stock Option Plan") to the executive officers named in the Summary Compensation table.(1) These grants are also reflected in the Summary Compensation Table. The Company has not granted any stock appreciation rights. The Company has not granted any options under any of its other stock options plans.

=========================== =============================================================

                                Individual Grants
                            ------------- ------------- ----------- ---------------------

           Name               Options      % of Total    Exercise        Expiration
                             Granted(#)     Options       Price             Date
                                           Granted to   ($/Share)
                                           Employees
                                           in Fiscal
                                              1999
--------------------------- ------------- ------------- ----------- ---------------------
John G. Simmonds                 250,000      N/A          $.15      November 30, 2003
--------------------------- ------------- ------------- ----------- ---------------------
Gary N. Hokkanen                 100,000      N/A          $.15      November 30, 2003
--------------------------- ------------- ------------- ----------- ---------------------
Carrie J. Weiler                 200,000      N/A          $.15      November 30, 2003
=========================== ============= ============= =========== =====================


 (1) The Company has adopted the Stock Option Plan for officers, key employees, potential key employees, non-employee directors and advisors. The Company has reserved a maximum of 4,000,000 Common Shares to be issued upon the exercise of options granted under the Stock Option Plan. The Stock Option Plan will not qualify as an "incentive stock option" plan under Section 422A of the Internal Revenue Code of 1986, as amended. Options are granted under the Stock Option Plan at exercise prices to be determined by the Board of Directors or stock option committee. With respect to options granted pursuant to the Stock Option Plan, optionees will not recognize taxable income upon the grant of options, but will realize income (or capital loss) at the time the options are exercised to purchase common stock. The amount of income will be equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The Company will be entitled to a compensating deduction in an amount equal to the taxable income realized by an optionee as a result of exercising the option. The Stock Option Plan is currently administered by the Board of Directors. The Company maintains three other stock option plans, no options under which have been granted.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

        The following table sets forth information regarding the exercise of stock options during the last fiscal year by the executives named in the Summary Compensation Table and the fiscal year-end value of unexercised options.


============================== ===================== =============== ======================== ======================
                                                                                                    Value of
                                                                            Number of              Unexercised
                                                                           Unexercised            In-the-Money
                                 Shares Acquired         Value             Options at              Options at
            Name                   on Exercise          Realized        February 28, 1999       February 28, 1999
            ----                   -----------          --------        -----------------
                                                                                                  exercisable/
                                                                                                unexercisable(1)
------------------------------ --------------------- --------------- ------------------------ ----------------------
John G. Simmonds                       None                 N/A              500,000                 $17,500
------------------------------ --------------------- --------------- ------------------------ ----------------------
Gary N. Hokkanen                       None               N/A                200,000                 $7,000
------------------------------ --------------------- --------------- ------------------------ ----------------------
Carrie J. Weiler                       None                 N/A              300,000                 $14,000
============================== ===================== =============== ======================== ======================


 (1)    Represents  the  difference   between  the  fair  market  value  of  the
        securities underlying the options and the exercise price of the options at fiscal year-end.



                             STOCK PERFORMANCE GRAPH

The graph below compares the five-year cumulative total shareholder return of the Company's Common Stock with the five-year return of the Nasdaq Stock Index, U.S. ("Nasdaq").


                                 [CHART OMITTED]

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Ace of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the following persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, for the transactions indicated, during the year ended February 27, 1999.

Messrs. Simmonds, Adelberg, Macdonald, Cernansky, Dunstan, Hokkanen and Ms. Weiler each failed to file on a timely basis the reports required to be filed on Forms 3, 4 and 5.

The Company understands that all reporting persons discussed immediately above have filed the required reporting forms prior to the date of this proxy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board of Directors proposes the election of a Board of seven directors for the upcoming year and until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: John G. Simmonds, Ian Macdonald, Kenneth J. Adelberg, Charles J. Cernansky, J. Harry Dunstan, Lawrence Aziz and Arnold Smolen. All of the nominees with the exception of Lawrence Aziz and Arnold Smolen are currently members of the Board of Directors of the Company. While management has no reason to believe that any of the nominees will not be available as a candidate, should such a situation arise, no other person will be nominated at the Meeting, and such position on the Board of Directors will not be filled at the Meeting.

Directors and Executive Officers

Set forth below is certain information concerning the nominees for election as directors and the Company's executive officers:

Nominees

        John G. Simmonds, 48, was appointed Chairman of the Board, a Director, and Chief Executive Officer of the Company effective January 29, 1998. Mr. Simmonds is the founder of Simmonds Capital Limited, (formerly Simmonds Communications Ltd.), a Toronto Stock Exchange listed company ("SCL"). Since 1991, Mr. Simmonds has served as Chairman, President and Chief Executive Officer of SCL. SCL is involved in the wireless communications business as a systems integrator and in the electronics business as a manufacturer and distributor of electronic components and related products. From 1994 to 1996, Mr. John Simmonds served as Director and Chief Executive Officer of INTEK Global Corporation (formerly Intek Diversified Corp.), a Nasdaq-listed (Small-Cap) company. Intek is involved in the US Specialized Mobile Radio market which owns and manages SMR licenses in the 200 MHz frequency. Between September 1995 and November 1997, Mr. Simmonds served as the Chairman of Ventel Inc., a Vancouver Stock Exchange listed company. Ventel provides secured loans to developing companies in the US SMR market. Mr. Simmonds resigned from the Board of Directors of Intek during 1998 and has resigned from the Board of Directors of Ventel, subject to the successful acquisition of Fifty-Plus.net.

        Kenneth J. Adelberg, 46, has been a Director of the Company since April 1, 1996. Mr. Adelberg, who holds Bachelor of Science degrees in Biophysics and Psychology from Pennsylvania State University, and studied for an MBA, is the President and Chief Executive Officer of HiFi House Group of Companies; a founding shareholder and currently a director of Republic First Bancorp; and a founding shareholder and former director of U.S. Watts. Since 1995, Mr. Adelberg has also been a director of Global Sports Inc., a Nasdaq-listed (Small-Cap) company.

        Charles Cernansky, 45, has been a Director of the Company since August 1997. Mr. Cernansky is a principal of Pellinore Securities Corp., a New York City-based broker-dealer, and since 1992, a principal of WestCap Partners, Inc., a Manhattan-based financial consulting and advisory services firm. Mr. Cernansky is experienced in business development advice, consulting on overall corporate financial functions, tax planning, corporate finance strategy, venture capital activities and merger-acquisition assistance. Mr. Cernansky holds a B.S. from SUNY College at Brockport, an M.B.A. from Rensselaer Polytechnic Institute and a J.D. from Albany Law School of Union University. Mr. Cernansky is an attorney and C.P.A. in the State of New York.

        J. Harry Dunstan, 48, a Director of the Company since January 1998, is a registered Professional engineer. He is currently on the board of directors for the Canadian Wireless Telecommunications Association and serves on several other Boards. Mr. Dunstan has been a senior executive and Director of SCL between 1991 and 1999. At SCL, Mr. Dunstan was responsible for the systems group which built all of the large radio communication systems including: BC Hydro, Nova Scotia Power Inc., the Toronto Transit Commission, and the Department of Customs and Excise. Mr. Dunstan has served on various advisory and technical committees of the Radio Advisory Board of Canada and the Federal Department of Communications. A graduate of the University of Toronto, Mr.
Dunstan received his degree in electrical engineering in 1974.

        Ian Macdonald, 44, has been a Director of the Company since June 1996. Mr. Macdonald, who holds a Bachelor of Science degree in Economics, an MBA in Marketing and is a C.A., is the Chairman and Chief Executive Officer of The Versatech Group Inc. a Toronto Stock Exchange listed auto parts manufacturer. Mr. Macdonald is also Managing Director of Tri-Capital Management Limited, a Toronto based private merchant bank since 1989.

        Lawrence P. Aziz, 52, has occupied several senior management positions in the office furniture manufacturing industry, including four years as Vice President of Sales for Biltrite Manufacturing. In 1988, Mr. Aziz founded PBI Office Interiors, which to this day is a leading office furniture dealership offering interior design and supplying products and services to major corporations and financial institutions throughout the US and Canada. Today, Mr. Aziz continues to own and operate PBI. Mr. Aziz is also a Private Pilot and maintains an active role with the Canadian Cancer Society.

        Arnold K. Smolen, 57, graduated from the Philadelphia College of Pharmacy and Science with a Bachelor of Science degree in 1965. Until 1994, Mr. Smolen owned and operated his own chain of Pharmaceutical stores. He is presently a consultant of Northwest Tennis, Inc. and is Executive Vice President and Principal of Percival Financial Partners. Mr. Smolen has been actively involved as a breeder of thoroughbred racehorses in the Mid-Atlantic area for over twenty-five years and is a licensed owner in Maryland, West Virginia, Delaware, New Jersey, Pennsylvania and New York.

Executive Officers and Significant Employees

        Gary N. Hokkanen, 43, was appointed Chief Financial Officer of the Company in February 1998. Mr. Hokkanen's principal occupation is an accountant and he holds a Certified Management Accountant ("CMA") designation from Society of Management Accountants of Ontario. Mr. Hokkanen also is Vice President,
Finance/Chief Financial Officer of SCL. He has held this position since July 1997. For the period, April 1996 to July 1997, Mr. Hokkanen was Treasurer of SCL. For the period June 1994 to April 1996 he was Manager, Finance & Treasury. Prior to June 1994, Mr. Hokkanen was Manager, Financial Planning & Analysis, with CUC Broadcasting Limited ("CUC"). CUC, prior to being acquired by Shaw Communications Inc., was a privately owned Canadian cable TV multiple system operator.

        Carrie J. Weiler, 40, Secretary of the Company since February 1998, joined the Simmonds group of companies in 1979. Promoted to Vice President of Corporate Development for SCL and its divisions in 1994, Mrs. Weiler continues to serve in this capacity and is a key liaison between the compensation and audit committees and the Board of Directors.

        The Company's directors will serve until the next annual meeting of shareholders and until their respective successors are duly elected and shall have qualified. The By-laws of the Company provide that the number of directors of the Company shall be fixed by the shareholders or the Board of Directors and shall be not less than three or more than 15. The number has been fixed by the Board of Directors at seven. There are currently two vacancies on the Board of Directors. The Company's Articles of Incorporation provides that directors may be removed by the shareholders, with or without cause, upon the affirmative vote of the holders of a majority of the votes cast and at a meeting called for the purpose of such removal

        There are no family relationships among any of the directors or executive officers of the Company.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation Committee and an Audit Committee. The Company does not have an Executive Committee or Nominating Committee.

Messrs. Simmonds, Adelberg, Cernansky served as members of the Compensation Committee during fiscal 1999. The primary function of the Compensation Committee is compensation review with respect to the principal executive officers of the Company. The members of the Compensation Committee provide advice and counsel to the Board of Directors through their participation as directors in meetings of the Board and as members of the Committee in meetings of the Committee held separate and apart from the meetings of the Board. The Compensation Committee also serves as the Committee that administers the Company's 1993 Compensatory Stock Option Plan ("CSO"). The Compensation Committee held four meetings in fiscal 1999.

Messrs. Cernansky, Macdonald and Dunstan served as members of the Audit Committee during fiscal 1999. The primary function of the Audit Committee is to meet with the Company's independent public accountants, counsel and management to discuss the scope and results of the annual audit, internal accounting procedures and certain other questions of accounting policy. The Audit Committee held six meetings during fiscal 1999.

The Board of Directors held 11 meetings in fiscal 1999. No member of the Board of Directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which such director served.

Compensation of Directors

The Company pays to each of its directors meeting fees of $500.00 for attendance at each Board meeting, an annual retainer fee of $4,000 and $500.00 for attendance at each meeting of any committee of the Board of Directors which is not held in conjunction with a meeting of the Board.

Employment Arrangements

None

Required Vote

The directors are to be elected by the affirmative vote of the holders of a plurality of the shares entitled to vote and present in person or represented by proxy at the Meeting. Nominee holders that do not receive instructions are entitled to vote in the Election of Directors. Votes withheld from the Election of Directors will have no effect, because they will not represent votes cast at the Meeting for the purpose of electing directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

             PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC AUDITORS

On June 25, 1999, the Board of Directors decided to terminate Causey Demgen & Moore ("CD&M") as its principal accountants. CD&M's reports on the financial statements for the past two years contained no qualification, adverse or disclaimer of opinion. Their report dated May 27, 1999, however, included a paragraph regarding substantial doubt about the Company's ability to continue as a going concern. Through the date of the change in accountants, there were no disagreements with CD&M on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

         On June 25, 1999, the Board of Directors also decided to engage Pannell Kerr Forster PC ("PKF") of New York, New York as the Company's independent accountants. The Company expects a representative of PKF to be present at the Meeting and that such representative will have an opportunity to make a statement if he or she desires to do so, and he or she will be available to respond to appropriate questions. There will be no representative from CD&M at the Meeting.

Vote Required

Ratification of the appointment of Pannell Kerr Forster requires the affirmative vote of a majority of the shares of Common Stock present at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PANNELL KERR FORSTER.

                             PROPOSAL 3: NAME CHANGE
On June 25, 1999, the Board of Directors adopted, subject to shareholder approval, an amendment of the Company's Certificate of Incorporation to change the name of the Company to "TrackPower, Inc.". The current name of the Company is American Digital Corporation, Inc.

The Company was incorporated under the name American Digital Corporation, Inc. in Wyoming on June 30, 1993. At the time, the Company's name represented the nature of the business which was two way radio distribution and the operation of 220 mHz systems. The Company has recently taken steps to develop a new business called TrackPower.

The Company's trademark is "TrackPower" and its reputation in the industry is associated with that name. The Board of Directors believes that changing the name of the Company to TrackPower, Inc. will increase name recognition for the Company.

There will be relatively little cost associated with the name change. Advertising and marketing campaigns are just now being launched, therefore the Company is in a position to capitalize on associating the Company's name with the recognized brand TrackPower.

If the proposal to change the Company's name to TrackPower, Inc. is adopted by the Shareholders, the Company will promptly file a certificate of amendment to its certificate of incorporation with the State of Wyoming, the Company's state of incorporation.

Vote Required

Approval of the change of the Company's name requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Meeting. Proxies solicited by the Board of Directors will be voted for the change of name unless Shareholders specify otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CHANGE OF THE COMPANY'S NAME.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SCL, either directly or through its wholly-owned subsidiary, Midland, owns as of June 29, 1999 an aggregate of 3,727,558 shares of common stock of ADC, representing 13.4% of the aggregate shares of common stock of ADC outstanding, based on 27,911,578 shares outstanding. In addition, SCL owns (i) 1,000,000 shares of preferred stock of the Company, which are convertible into an aggregate of 1,000,000 shares of common stock of the Company, (ii) warrants to purchase 1,250,000 shares of common stock of the Company at an exercise price of $2.00 per share; and 1,200,000 shares of common stock of the Company at $2.50 per share, and (iii) $250,000 debenture convertible into 200,000 shares of common stock of the Company, assuming the conversion of such debenture, preferred stock and the exercise of such warrants, SCL owns 23.4% of the outstanding common stock of ADC. (The above figures do not include any securities of the Company owned by officers and/or directors of SCL who are also officers and/or directors of the Company.) Mr. John G. Simmonds, either directly or through various affiliates, owns approximately 5% of the stock of SCL.

Certain of the stock of ADC owned by SCL was acquired in December 1995, in connection with the grant to ADC of certain exclusive license rights and the sale of assets. Additional shares were acquired in November 1996, in connection with an exclusive distribution license granted to ADC. In addition, in January 1998, SCL completed the sale to ADC of certain intellectual property and other assets. As consideration for these assets, SCL received 1,000,000 shares of convertible preferred stock of ADC, which are convertible at the option of the holder into 1,000,000 shares of common stock of ADC, and a warrant exercisable until January 31, 2001 to purchase 500,000 common shares of ADC at a purchase price of $2.00 per share. In connection with these transactions, the Company agreed to pay to SCL an aggregate of $25,000 per month commencing February 1998 and terminating at the end of July 1999, for the services of Mr. Simmonds, Mr. Dunstan, Ms. Weiler and Mr. Hokkanen.

On October 16, 1998, SCL transferred ownership of 4,230,906 shares of common stock of ADC, owned Midland International Corporation ("MIC"), a wholly owned subsidiary, to Mees Pierson ICS Limited ("Mees") under a debt settlement agreement between SCL, MIC and Mees. On May 4, 1999, Mr. Simmonds and a group of close business associates and investors familiar with the

Company, acquired the block of 4,230,906 shares from Mees. Mr. Simmonds and his immediate family acquired 170,906 of the shares.

Effective June 4, 1999, ADC issued to SCL 1,000,000 warrants to purchase the Company's common stock at any time over the next four years, at an exercise price of $2.50 per share and 750,000 warrants to purchase the Company's common stock at any time of the next four years, at an exercise price of $2.00 per share, in consideration for guaranteeing the Company's obligations under a contract with a subsidiary of EchoStar Satellite Communications Inc. and a general guarantee of all the obligations of the Company until March 1, 2000. As part of this transaction the $1,500,000 earnout issued to SCL in January 1998 is linked to the 750,000 warrants issued in that SCL has the option to be paid in shares of the Company's common stocks..

Mr. Simmonds, Chairman of the Board, President and Chief Executive Officer of ADC, serves SCL in the same capacities. In addition, Mr. Hokkanen, Chief Financial Officer of the Company, is Vice President, Finance/Chief Financial Officer of SCL. Mr. Dunstan and Mr. Macdonald directors of the Company, are also directors of SCL.


                              SHAREHOLDER PROPOSALS

         The deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is March 27, 2000. To be properly submitted, the proposal must be received at the Company's principal executive offices, 745 Fifth Avenue, Suite 900, New York, New York 10151, no later than the deadline. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, that permit them to prove the date of delivery.

         If a stockholder submits notice of a proposal not in compliance with the procedures set forth above (and more fully described in Rule 14a-8 of the Exchange Act), such a notice of proposal must be received by the Company at its principal executive offices, described above, by June 9, 2000. If notice of a stockholder proposal is received after this date, the Company may have the discretionary authority to refuse to allow the proposal to be brought before the next annual meeting.

         The deadlines described above are calculated by reference to the date the proxy materials for this year's Meeting were first mailed to stockholders. If the Board of Directors changes the date of next year's annual meeting by more than 30 days, the Board will, in a timely manner, inform the stockholders of such a change and the effect of such a change on the deadlines given above by including a notice under Item 5 in the Company's earliest possible quarterly report on Form 10-Q, or if that is impracticable, then by any means reasonably calculated to inform the stockholders.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for formal action at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                                OTHER INFORMATION

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOUR EXPECT TO ATTEND THE MEETING, THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

IF YOU HAVE QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY COLLECT AT (905) 837-1430.

                                Sincerely yours,



                                 John G. Simmonds
                                 Chairman of the Board


New York, New York
July 23, 1999

                       AMERICAN DIGITAL CORPORATION, INC.

                         Annual Meeting of Shareholders




                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


         The undersigned hereby appoints __________ and ____________, or if only one is present, then that individual, with full power of substitution, to vote all shares of AMERICAN DIGITAL CORPORATION, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Company's Shareholders to be held at the Sheraton St. Regis Hotel, Fifth Avenue at 55th Street, New York, New York, on the 25th day of August, 1999, at 10:00 a.m. New York City time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees for director below for a term of one year;

         FOR all nominees listed below         WITHHOLD AUTHORITY
         (except as marked to the              to vote for all nominees listed
         contrary below)                       below

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         John G. Simmonds           Kenneth J. Adelberg
         Charles Cernansky          J. Harry Dunstan
         Ian Macdonald              Arnold Smolen
         Lawrence P. Aziz


2. APPROVAL OF AUDITORS: To ratify and approve the appointment of Pannell Kerr Forster PC as independent public auditors for the fiscal year ending February 28, 2000;

                  FOR               AGAINST                   ABSTAIN

3. APPROVAL OF CHANGE OF NAME: To approve the change of the name of the Company to TrackPower, Inc.

                  FOR               AGAINST                   ABSTAIN

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

            (Continued and to be dated and signed on the other side.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                              Dated: _____________________________, 1999


                              ------------------------------------------------
                                                (Signature of Stockholder)



                              ------------------------------------------------
                                                (Signature of Stockholder)

                              Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.


                                       21